PRICING AGREEMENT
ANNEX A

Exhibit 99.1
PRICING AGREEMENT
February 11, 2009
The Remarketing Agents listed on Schedule I
Ladies and Gentlemen:
     Reference is made to the Remarketing Agreement, dated as of January 12, 2009 (the “Remarketing Agreement”), among MetLife, Inc., a Delaware Corporation, the Purchase Contract Agent and Citigroup Global Markets Inc. (together with the institutions appointed as Remarketing Agents pursuant to Section 8 thereof, the “Remarketing Agents”) in connection with the remarketing of the securities specified in Annex A hereto (the “Remarketed Securities”).
     Each of the provisions of the Remarketing Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Pricing Agreement (this “Agreement”) to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Agreement and the Remarketing Settlement Date, except that each representation and warranty which refers to the Disclosure Package (as defined therein) and the Final Prospectus (as defined therein) in Section 2 of the Remarketing Agreement shall be deemed to be a representation or warranty as of the date of the Remarketing Agreement in relation to the Disclosure Package and the Final Prospectus and also a representation and warranty as of the date of this Agreement in relation to the Disclosure Package and the Final Prospectus as amended or supplemented relating to the Remarketed Securities which are the subject of this Agreement. Each reference to the Remarketing Agents herein and in the provisions of the Remarketing Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Remarketing Agreement are used herein as therein defined.
     An amendment to the Registration Statement, or a supplement to the Pricing Prospectus, as the case may be, relating to the Remarketed Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

     Subject to the terms and conditions set forth herein and in the Remarketing Agreement incorporated herein by reference, the Company and the Remarketing Agents agree that: (i) final terms of the Remarketed Securities shall be as specified in Annex A hereto; (ii) pursuant to Section 1(j) of the Remarketing Agreement, the remarketing fee shall be 35 basis points (0.35%) and (iii) “Applicable Time” means 3:59 PM (Eastern Time) on February 11, 2009.

     If the foregoing is in accordance with your understanding, please sign and return to us counterparts hereof, and upon acceptance hereof by you, this letter and such acceptance hereof, including the provisions of the Remarketing Agreement incorporated herein by reference, shall constitute a binding agreement among each of the Remarketing Agents, the Purchase Contract Agent and the Company.

Very truly yours, THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. as Purchase Contract Agent
By:	/s/ Lawrence M. Kusch
	Name:	Lawrence M. Kusch
	Title:	Assistant Vice President

METLIFE, INC.
By:	/s/ Eric T. Steigerwalt
Name:	Eric T. Steigerwalt
Title:	Senior Vice President and Treasurer

[Signature Page to the Pricing Agreement]

Accepted as of the date hereof:

CITIGROUP GLOBAL MARKETS INC.

By:	/s/ Jack D. McSpadden, Jr.
Name: Jack D. McSpadden, Jr.
Title: Managing Director
[Signature Page to the Pricing Agreement]

Accepted as of the date hereof:

MORGAN STANLEY & CO. INCORPORATED

By:	/s/ Yurij Slyz
Name: Yurij Slyz
Title: Vice President
[Signature Page to the Pricing Agreement]

Accepted as of the date hereof:

BARCLAYS CAPITAL INC.

By:	/s/ Pamela Kendall
Name: Pamela Kendall
Title: Director
[Signature Page to the Pricing Agreement]

Accepted as of the date hereof:

ANZ SECURITIES, INC.

By:	/s/ Ann Lu McClelland
Name: Ann Lu McClelland
Title: President
[Signature Page to the Pricing Agreement]

Accepted as of the date hereof:

GREENWICH CAPITAL MARKETS, INC.

By:	/s/ Robert Fahrbach
Name: Robert Fahrbach
Title: Managing Director
[Signature Page to the Pricing Agreement]

Accepted as of the date hereof:

BNP PARIBAS SECURITIES CORP.

By:	/s/ Jim Turner
Name: Jim Turner
Title: Managing Director
[Signature Page to the Pricing Agreement]

Accepted as of the date hereof:

CALYON SECURITIES (USA) INC.

By:	/s/ Andrew Schaffer
Name: Andrew Schaffer
Title: Managing Director
[Signature Page to the Pricing Agreement]

Accepted as of the date hereof:

HSBC SECURITIES (USA) INC.

By:	/s/ Maureen K. Sweeny
Name: Maureen K. Sweeny
Title: Vice President
[Signature Page to the Pricing Agreement]

Accepted as of the date hereof:

ING FINANCIAL MARKETS LLC

By:	/s/ Scott Dainton
Name: Scott Dainton
Title: Managing Director
[Signature Page to the Pricing Agreement]

Accepted as of the date hereof:

RAYMOND JAMES & ASSOCIATES, INC.

By:	/s/ Andrew F. Ingley
Name: Andrew F. Ingley
Title: Vice President
[Signature Page to the Pricing Agreement]

Accepted as of the date hereof:

DAIWA SECURITIES AMERICA INC.

By:	/s/ William J. Cook
Name: William J. Cook
Title: EVP
[Signature Page to the Pricing Agreement]

Accepted as of the date hereof:

STANDARD CHARTERED BANK

By:	/s/ Rahul Arora
Name: Rahul Arora
Title: Managing Director
[Signature Page to the Pricing Agreement]

Accepted as of the date hereof:

BLAYLOCK ROBERT VAN, LLC

By:	/s/ Clifford Swint
Name: Clifford Swint
Title: Executive Vice President
[Signature Page to the Pricing Agreement]

Accepted as of the date hereof:

CABRERA CAPITAL MARKETS, LLC

By:	/s/ Martin Cabrera, Jr.
Name: Martin Cabrera, Jr.
Title: CEO
[Signature Page to the Pricing Agreement]

Accepted as of the date hereof:

GUZMAN & COMPANY

By:	/s/ John Augello
Name: John Augello
Title: Vice President
[Signature Page to the Pricing Agreement]

Accepted as of the date hereof:

SAMUEL A. RAMIREZ & COMPANY, INC.

By:	/s/ Lawrence Goldman
Name: Lawrence Goldman
Title: Managing Director
[Signature Page to the Pricing Agreement]

Accepted as of the date hereof:

THE WILLIAMS CAPITAL GROUP, L.P., By: The Williams Capital Group, Inc., its General Partner

By:	/s/ David Finkelstein
Name: David Finkelstein
Title: Assistant Vice President
[Signature Page to the Pricing Agreement]

SCHEDULE I
TO PRICING AGREEMENT

Remarketing Agents
Citigroup Global Markets Inc.
Morgan Stanley & Co. Incorporated
Barclays Capital Inc.
ANZ Securities, Inc.
Greenwich Capital Markets, Inc.
BNP Paribas Securities Corp.
Calyon Securities (USA) Inc.
HSBC Securities (USA) Inc.
ING Financial Markets LLC
Raymond James & Associates, Inc.
Daiwa Securities America Inc.
Standard Chartered Bank
Blaylock Robert Van, LLC
Cabrera Capital Markets, LLC
Guzman & Company
Samuel A. Ramirez & Company, Inc.
The Williams Capital Group, L.P.

ANNEX A
TO PRICING AGREEMENT
Final Term Sheet
$1,034,999,000
7.717% Senior Debt Securities, Series B, Due 2019

Issuer:	MetLife, Inc. (“Issuer”)

Securities:	The Issuer’s 7.717% Senior Debt Securities, Series B, Due 2019 (“Debentures due 2019”).(1)

Aggregate Principal Amount:	$1,035,000,000

Remarketed Principal Amount:	$1,034,999,000

Maturity Date:	February 15, 2019

Pricing Date:	February 11, 2009

Settlement Date:	February 17, 2009

Interest Payment Dates:	February 15 and August 15 of each year

First Interest Payment Date
following the Remarketing:	August 15, 2009

Anticipated Ratings:	S&P: A
Moody’s: A2
Fitch: A
On February 11, 2009, Fitch Ratings announced in a press release that it has assigned an A rating to MetLife, Inc.’s offering of the Debentures due 2019, and that it has revised its rating on MetLife, Inc.’s ratings to negative from stable, as described in the full rating announcement provided in the release.
In its announcement, Fitch stated that it is in the process of completing its analysis of MetLife, Inc.’s year-end 2008 financial results, and updating its views of MetLife, Inc.’s capital position, liquidity profile, and earnings performance. According to the announcement, while this review is not yet complete, Fitch decided to provide the market updated commentary on MetLife, Inc.’s ratings due to MetLife, Inc.’s proposed offering of the Debentures due 2019. In the announcement, Fitch stated that it anticipates completing its review within the next several weeks, and will reflect those results in the ratings at that time. According to the announcement, it is anticipated that any downgrade of MetLife, Inc.’s ratings, if there is one, would be limited to one notch.
As previously disclosed, on February 9, 2009, Moody’s affirmed MetLife, Inc.’s credit ratings and the insurance financial strength ratings of MetLife, Inc.’s insurance subsidiaries, but changed the outlook for each to negative from stable. On February 11, 2009, S&P notified MetLife, Inc. that it assigned its A rating on MetLife, Inc.’s remarketing of the Debentures due 2019.
MetLife, Inc. does not believe that actions taken by Moody’s and Fitch will have a material adverse impact on MetLife, Inc.’s results of operations and financial condition. However, it is possible that any future adverse ratings consequences by any rating agency, including any downgrade, could have a material adverse effect on MetLife, Inc.’s results of operations and financial condition.
An explanation of the significance of ratings may be obtained from the rating agencies. Generally, rating agencies base their ratings on such material and information, and such of their own investigations, studies and assumptions, as they deem appropriate. The ratings of the Debentures due 2019 should be evaluated independently from similar ratings of other securities. A credit rating of a security is not a recommendation to buy, sell or hold securities and may be subject to review, revisions, suspensions, reduction or withdrawal at any time by the assigning rating agency.

Interest Rate:	7.717%

Benchmark Treasury:	UST 3.75% due November 15, 2018

Spread to Benchmark Treasury:	T + 490 bps

Benchmark Treasury Price and Yield:	(108-11+) 2.766%

Yield to Maturity:	7.666%

Ranking:	Senior Unsecured

Redemption:	The Debentures due 2019 will be redeemable at the Issuer’s option in whole or in part, at any time on or after February 15, 2011 at a redemption price equal to the greater of 100% of the principal amount to be redeemed plus accrued and unpaid interest to the date of redemption and the Make-Whole Redemption Amount calculated as described below.

Make-Whole Redemption Amount:	Means the sum, as calculated by the Premium Calculation Agent, of the present values of the remaining scheduled payments of principal and interest thereon for the principal amount to be redeemed (not including any portion of those payments of interest accrued as of the date of redemption), discounted from their respective scheduled payment dates to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 50 basis points plus accrued and unpaid interest thereon to the date of redemption.

CUSIP / ISIN:	CUSIP: 59156R AT5
ISIN: US59156RAT59

Price to the Public:	100.35%(2)

Remarketing Fee to Remarketing Agents:	0.35%

Joint Bookrunners:	Citigroup Global Markets Inc. and Morgan Stanley & Co. Incorporated

Lead Manager:	Barclays Capital Inc.

Senior Co-Managers:	ANZ Securities, Inc., BNP Paribas Securities Corp., Calyon Securities (USA) Inc., Daiwa Securities America Inc., HSBC

Securities (USA) Inc., Greenwich Capital Markets, Inc., ING Financial Markets LLC, Raymond James & Associates, Inc. and Standard Chartered Bank(3)

Junior Co-Managers:	Blaylock Robert Van, LLC, Cabrera
Capital Markets, LLC, Guzman & Company, Samuel A. Ramirez & Company, Inc. and The Williams Capital Group, L.P.

(1)	This Final Term Sheet also relates to the remarketing of Senior Debt Securities, Series B, due 2014, none of which were sold (as referenced in the preliminary prospectus supplement filed with the SEC on February 11, 2009).

(2)	Plus accrued interest from and including February 15, 2009, but excluding the date of settlement, which is expected to be February 17, 2009.

(3)	Standard Chartered Bank is not a U.S. registered broker-dealer and, therefore, does not intend to effect any sales of the Debentures due 2019 in the United States.
All terms used and not otherwise defined in this term sheet have the respective meanings assigned to such terms in the preliminary prospectus supplement.
The Issuer has filed a registration statement, including a prospectus, and preliminary prospectus supplement, with the SEC for the remarketing to which this communication relates. Before you invest, you should read the prospectus in that registration statement, the preliminary prospectus supplement and other documents the Issuer has filed with the SEC for more complete information about the Issuer and this remarketing. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the Issuer, any Remarketing Agent participating in the offering will arrange to send you the prospectus if you request it by calling Citigroup Global Markets Inc. at (877) 858-5407, by calling or e-mailing Morgan Stanley & Co. Incorporated at (866) 718-1649 or prospectus@morganstanley.com or by calling Barclays Capital Inc. at (888) 227-2275, ext. 2663.
Any disclaimer or other notice that may appear below is not applicable to this communication and should be disregarded. Such disclaimer or notice was automatically generated as a result of this communication being sent by Bloomberg or another email system.